Exhibit 99.1

DEPARTMENT OF HEALTH AND HUMAN SERVICES	Food and Drug Administration

Atlanta District Office
60 Eighth Street N.E.
Atlanta, GA 30309
Telephone: 404-253-1161
FAX: 404-253-1202

March 07, 2014

VIA UPS

F. Michael Ball, CEO
Hospira, Inc.
275 North Field Dr.
Lake Forest, IL 60045

WARNING LETTER
(14-ATL-05)

Dear Mr. Ball:

During an inspection of Hospira conducted at Hwy 301 N. + 4285 North Wesleyan Blvd., Rocky Mount, NC on September 30 — November 15, 2013, investigators from the U.S. Food and Drug Administration (FDA) determined that your firm manufactures various medical devices such as the Sterile Empty PCA vial and Injector. These products are devices within the meaning of Section 201(h) of the Federal Food, Drug, and Cosmetic Act (the Act) [21 United States Code (U.S.C.) § 321(h)] in that they are intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, or are intended to affect the structure or function of the body.

This inspection revealed that these devices are adulterated within the meaning of Section 501(h) of the Act [21 U.S.C. § 351(h)] in that the methods used in, or the facilities or controls used for, their manufacture, packing, storage, or installation are not in conformity with the Current Good Manufacturing Practice (CGMP) requirements of the Quality System (QS) regulations found at Title 21 of the Code of Federal Regulations Part 820 (21CFR Part 820).

A FORM FDA 483, Inspectional Observations, was issued to Marty R. Nealey, Vice President of Operations at the close of the inspection (copy enclosed).  We have received your firm’s response letter dated December 10, 2013, concerning our investigators’ observations identified on the FDA 483.  We address these responses below, in relation to each of the noted violations. The violations documented on the FDA 483 issued include, but are not limited to, the following:

1. Complaints involving the possible failure to meet any of its specifications were not reviewed and evaluated where necessary in accordance with 21 CFR 820.198(c).  Specifically, PCA injector and vial, LOT #17-383-R1 is identified as a non-conforming lot on 10/30/12 after a unit failed post-ETO leak testing prior to distribution.  Although the unit failed the air leak testing, the test conclusion qualified the confirmed air leaks as unrepresentative and the lot was subsequently deemed acceptable for release.  At least one malfunction has occurred in the field (MDR 1021343-2012-00181) for this lot.

In your firm’s response letter dated December 10, 2013, pg. 27, your firm acknowledges that the lot was evaluated using scientific methods including a water leak test of the specific sample that failed the enhanced sampling plan.  Your response also indicates that the water leak test simulated the actual worse case of the product, with detailed justification provided in memo with subject:  “Justification of liquid pressure test of PCA injectors” dated October 18, 2012. The rationale for the decision to release was based on the following: the data from the water test; the mitigation provided as part of the Field Action Letter issued August 2, 2012; the commitment to prevent risks to the field by maintaining supply continuity during critical product shortage.

In order for us to evaluate the adequacy of your response, we request that you submit to us a copy of the memo with subject: “Justification of liquid pressure test of PCA injectors” dated October 18, 2012 and the data from the water test.

2.  There is no documentation of monitoring and control methods and data for a validated process in accordance with 21 CFR 820.75(b)(2).  Specifically, your firm does not have controls in place to monitor the product bioburden of the devices that are included in the EO sterilization process.

In your firm’s response letter dated December 10, 2013, pg. 40 - 42, you acknowledge that your firm does not have bioburden history for your Sterile Empty PCA vial and injector devices.  In addition your response indicates that an investigation, conducted in response to this observation, determined that there was no product impact based on the following: The EO sterilized medical device manufactured by Hospira Rocky Mount is the Sterile Empty PCA vial and Injector, List number 6021; the glass vial and stopper are pre-sterilized and then aseptically assembled in the existing aseptic filling suite; and the assembled vial/stopper combination is then tested for sterility.  Additionally, your response also indicates that “the assembly bioburden would not be expected to be high due to the controlled manufacturing process”.

In order to evaluate your response, we request that you provide additional information concerning the adequacy of the aseptic area where these products are assembled.

3.  Records of complaint investigations do not include required information in accordance with 21 CFR 820.198(e).  Specifically, Sterile Empty Vial lot #22227EV was manufactured from the same parent lot found to contain embedded particulates, which resulted in a product recall.  Prior to the current inspection, the firm has not reviewed Lot #22227EV to determine if there is any quality impact to the distributed Sterile Empty Vials (medical devices).

In your response letter, your firm indicates that no quality impact was determined during your investigation regarding this observation.  However, your response fails to address the use of a component (which resulted in a recall in your drug product) in your Sterile Empty Vial lot # 22227EV.

4.  Procedures for receiving, reviewing, and evaluating complaints by a formally designated unit have not been adequately established in accordance with 21 CFR 820.198(a). Specifically, Complaint PR 1613935 awareness date 2/21/13, PCA Empty Sterile Lot 22292, is currently open and there are no extension requests or status reports for the complaint.

Your response fails to adequately provide justifications form complaint PR 1613935 remaining open. Please provide an update on the status of this complaint.

5.  Procedures for corrective and preventive action have not been adequately established in accordance with 21 CFR 820.100(a).  Specifically,

1.              Your firm has several CAPAs with extended due dates and there is no indication that controls are in place to prevent recurrences of the non-conformances while the CAPAs remain open.

2

2.              Procedures for CAPA extensions, Exception Report (ER) and CAPA Management Procedure dated 8/23/2013, QCP.05.001 are not followed.

In addition, several corrective and preventive action activities and/or results have not been adequately documented. During our inspection, several CAPAs were observed to be closed without any effectiveness checks.

We have reviewed your responses in regard to the above observation, and acknowledge that they appear to be adequate but will require verification during our next inspection. We request that your firm continue to provide us updates regarding the status of your commitments for this observation.

Your firm should take prompt action to correct the violations addressed in this letter. Failure to promptly correct these violations may result in regulatory action being initiated by the FDA without further notice. These actions include, but are not limited to, seizure, injunction, and civil money penalties. Also, federal agencies may be advised of the issuance of Warning Letters about devices so that they may take this information into account when considering the award of contracts.

Please notify our office in writing within fifteen business days from the date you receive this letter of the specific steps your firm has taken to correct the noted violations, as well as an explanation of how your firm plans to prevent these violations, or similar violations, from occurring again.  Include documentation of the corrections and/or corrective actions (including any systemic corrective actions) that your firm has taken.  If your firm’s planned corrections and/or corrective actions will occur over time, please include a timetable for implementation of those activities.  If corrections and/or corrective actions cannot be completed within fifteen business days, state the reason for the delay and the time within which these activities will be completed.  Your firm’s response should be comprehensive and address all violations included in this Warning Letter.

Your firm’s response should be sent to: Derek Price, Compliance Officer, Atlanta District Office, 60 Eighth Street NE, Atlanta, Georgia, 30309.  If you have any questions about the contents of this letter, please contact: Compliance Officer Price by phone at (404) 253-2277 or by fax at (404) 253-1201.

Finally, you should know that this letter is not intended to be an all-inclusive list of the violations at your firm’s facility.  It is your firm’s responsibility to ensure compliance with applicable laws and regulations administered by FDA.  The specific violations noted in this letter and in the Inspectional Observations, FDA 483, issued at the close of the inspection may be symptomatic of serious problems in your firm’s manufacturing and quality management systems. Your firm should investigate and determine the causes of the violations, and take prompt actions to correct the violations and bring the products into compliance.

Sincerely,

/s/ Laurie Farmer
Laurie Farmer
Acting District Director
Atlanta District Office

Enclosure: FDA 483, dated 11/15/2013

3

Cc:     Marty R. Nealey, Vice President of Operations
Hwy. 301 N. + 4285 North Wesleyan Blvd
Rocky Mount, NC 27804

4

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

This document lists observations made by the FDA representative(s) during the inspection of your facility. They are inspectional observations, and do not represent a final Agency determination regarding your compliance. If you have an objection regarding an observation, or have implemented, or plan to implement, corrective action in response to an observation, you may discuss the objection or action with the FDA representative(s) during the inspection or submit this information to FDA at the address above. If you have any questions, please contact FDA at the phone number and address above.

The observations noted in this Form FDA-483 are not an exhaustive listing of objectionable conditions. Under the law, your firm is responsible for conducting internal self-audits to identify and correct any and all violations of the quality system requirements.

DURING AN INSPECTION OF YOUR FIRM WE OBSERVED:

OBSERVATION 1

Corrective and preventive action activities and/or results have not been adequately documented.

Specifically,

1. A historical search of 5 complaints related to particulate matter found in PCA Sterile Empty Vials (list 6021-04-03) was performed; the oldest complaint found in the search dated back to 9/30/11.  In two of the complaints (PR 1137529 dated 12/19/11, PR 1159376 dated 1/11/12) particulates were found in the retain samples and ER 68881 dated 2/9/12 (closed 4/14/12) was opened to address particulate matter found in the PCA product. The following CAPAs were open as a result of the investigation:

1.              PR 76283 dated 4/2/12 (closed 5/3/12)- for line 156 to reduce exposure of the product to hair by having employees wear disposable lab coats and provide training.

2.              PR 76285 dated 4/2/12 (closed 6/20/12) - for lines 10 and 16 to reduce exposure of the product to hair by having employees wear disposable lab coats and provide training.

3.              PR 76287 dated 4/2/12 (closed 5/26/12)- to have products shrouded prior to transport from line 156 to Cage 540 and/or line 16.

4.              PR 76289 dated 4/2/12 (closed 6/28/12)- risk assessment to address particulates during the manufacturing process; states action should be taken to reduce the particulate load.

5.              PR 76489 dated 4/2/12 (closed 5/26/12)- to have products shrouded prior to transport from line 16 to Cage 540 and/or line 16.

The CAPAs above were closed without any effectiveness checks and additional particulates have been found in products. Subsequent investigations regarding particulate matter in the product were opened:

1.              ER 81043 dated 5/8/12 (closed 12/14/12) -particulate in product from line 10, which includes CAPAs 101211 and 101213 dated 9/28/13 for glass breakage on line 156 & 157.

2.              ER 122483 dated 3/27/13 (closed 11/3/13)- complaint trend for particulates

3.              ER 153185 dated 10/13/13 (open as of 11/3/13)- hair inside the vial and particulate inside the package.

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ Claudette D. Brooks
	Katrina B. Mosley, Investigator	/s/ Katrina B. Mosley	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 1 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

2.  Corrective action, which includes performing tighten sampling for embedded material on bulk glass vial lots, is not consistently performed.  ER 101733 indicates the plant implemented a requirement for tightened visual inspection to address the contamination issue; however, the practice has not been incorporated as a routine acceptance activity.  Documentation was not available to show the additional tightened inspection of 575 units was performed upon receipt of an 821,150 glass vial lot (25-316DV00), Commodity 60-6051 that was at the plant on 1/17/2013. Additionally, the receiving inspection documents have not been updated to reflect the inspection requirement.

3.  The initial complaint search for reports of leaking PCA Sterile Empty Vials and Injectors (cassettes) that was performed during a critical investigation in early 2012 utilized an incorrect complaint experience code.  An additional complaint search performed between 1/19/2012 and 6/7/2012 was expanded to capture all the complaint records as the analysts were inadvertently assigning the incorrect experience code.  No formal investigation was conducted to determine the root cause for the error and as of time of this inspection, no corrective and or preventive actions have been put in place to prevent recurrence.

4.  PR 94308 required CAPA effectiveness checks for overdue sterilization validation; however, the check has not been created or assigned.

OBSERVATION  2

Procedures for corrective and preventive action have not been adequately established.

Specifically,

1.  The firm has several CAPAs with extended due dates and there is no indication that controls are in place to prevent recurrences of the non-conformances while the CAPAs remain open.  Although the firm has established procedures for CAPA review, they are unclear as to the method and frequency whereby the CAPAs will be assessed.  During 2013, monthly evaluations by the CAPA Review Board haven’t been done as outlined in QCP 05.001 dated 9/13/2013, ER and CAPA Management Procedure. The following CAPAs are open for an extended period and there are no controls currently in place to prevent recurrence of non-conformances:

CAPA ID	Date Created	Date Due	Description

104113	10/19/2012	6/30/2014	Temperature monitoring of PCA injectors shipments
114180	01/08//2013	12/31/2013	Operator training in Aseptic Technique
119293	02/15/2013	12/31/2013	Revision of sample site rationale

2.  Procedures utilized to manage CAPA and ER extensions are unclear.  SOP S6100_0070 dated 8/26/2013, Formal Investigation Report, indicates that the CAPA and Investigation Status Report forms will be used to document effectiveness checks for status reports and extensions through a reference to a corporate procedure, (Attachment G in QCP.05.001). The referenced attachment is titled Low-Level Event Form. Additional procedures for CAPA extensions, Exception Report (ER) and CAPA Management Procedure dated 8/23/2013, QCP.05.001 are not followed.  According to the procedure, extension

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 2 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax:(404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

requests are required, after greater than or equal to a third extension written approval from the Quality VP is needed.  The procedure is not followed and extensions are done using the Trackwise system and are not written.  For example, ER 124483 opened on 3/27/2013 to investigate a complaint trend for particulate matter in Sterile Empty Vials exceeded the due dates and has been extended at least four times.  The investigation has not been elevated for Quality VP review.

OBSERVATION 3

Complaints involving the possible failure of to meet any of its specifications were not reviewed and evaluated where necessary.

Specifically, the firm failed to perform an adequate timely evaluation of reported complaints that PCA injectors and vials were leaking upon notification of the issue.

1.  A risk evaluation to determine the impact to patients from leaking PCA vials and injectors began 2/1/2012 and was not completed until 3/5/12. The evaluation concluded that leaking PCA cassettes will be readily detected and the failure mode is not likely to result in patient impact.  However, as of 3/5/12, the firm was aware of at least three device malfunctions that directly impacted patient care.  MedWatch 1021343-2012-00001 aware date 2/27/2012; 021343-2012-00002 aware date 2/27/2012 and 1021343-2012-00003 aware date 2/27/2012.  Each of the device malfunctions resulted in the delay in critical patient therapy.  A subsequent evaluation resulted in the need for field action.

2.  Initial complaints of leaking PCA cassettes in the field were made to the firm beginning in November 2011.  Reportedly, the leaks were initially identified prior to reaching the patients’ bedside; however, in February 2012 the firm was aware of patient impact.  The Agency was notified of the issue in July 2012.  Action was not initiated to remedy the affected product on the market until 9/3/12. Over 100 customer complaints were received at the firm between 2/27/12 and 7/19/12.

3.  The risk assessment does not include signatures of CIRB members as outlined in QGC.06.007 dated 8/01/12 Complaint Investigation Review Board Procedure (GPSC Clinical Representative and GPSC Management representative). Only one CIRB member approved the Risk Evaluation Form.

4.  PCA injector and vial, LOT #17-383-R1 is identified as a non-conforming lot on 10/30/12 after a unit failed post-ETO leak testing prior to distribution.  Although the unit failed the air leak testing, the test conclusion qualified the confirmed air leaks as unrepresentative of the use case and the lot was subsequently deemed acceptable for release.  At least one malfunction has occurred in the field (MDR 1021343-2012-00181) and at least one additional complaint has been received on this lot (PRID 1712430).

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CAB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 3 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO:        Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

OBSERVATION 4

Process validation results have not been adequately documented.

Specifically,

Review of the initial EO sterilization package(1994) found:

1.  No formal sterilization protocol is available to show the validation design and no recognized standard is identified as having been followed in the initial EO validation study.  The validation method is unclear.

2. Three studies were performed at 1/8, 1/4 and 1/2 exposure times.  The acceptance criteria identified in the study indicates negative test results should be achieved for all BIs.  These criteria were not met.

3. The validation data does not contain adequate objective evidence to support sterilization of partial loads, which is a routine practice at the firm. The validation shows Run E0014 consisted of three pallets; however the exposure time was in excess of the validated parameter for exposure time.

OBSERVATION 5

There is no documentation of monitoring and control methods and data for a validated process.

Specifically, the firm does not have controls in place to monitor the product bioburden of the devices that are included in the EO sterilization process.

OBSERVATION 6

Records of complaint investigations do not include required information.

Specifically, the firm does not extend investigations to include distributed medical devices when non-conforming glass vial lots are utilized for both drug and device production.  Sterile Empty Vial lot #22227EV was manufactured from the same parent lot found to contain embedded particulates, which resulted in a product recall.  Prior to the current inspection, the firm has not reviewed Lot #22227EV to determine if there is any quality impact to the distributed Sterile Empty Vials (medical devices).

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE		DATE ISSUED
	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 4 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO:        Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

OBSERVATION 7

Procedures for receiving, reviewing, and evaluating complaints by a formally designated unit have not been adequately established.

Specifically upon review of the data,

1.  Complaints are not handled in a uniform and timely manner.  Per SOP S6100_0027 Product Complaint Handling in Rocky Mount effective 10/14/13, a preliminary investigation should be conducted within 3 working days of awareness date, an extension request and status reports are to be performed for complaints open greater than 30 days.

1. Complaint PR 1095836 aware date 11/2/11, Sterile Empty Vial Lot 91503

The preliminary investigation was not conducted within 3 working days: a review of the death/injury/history was performed on 11/23/11; all other preliminary investigation activities were held after January 2012. The complaint was not closed until 2/10/12 and there were no extension request or status reports for the complaint.

2.  Complaint PR 1095771 aware date 11/2/11, Sterile Empty Vial Lot 02494

The preliminary investigation was not conducted within 3 working days: product review was completed on 11/17/11 and a review of the death/injury/history was performed on 11/23/11.

3.  Complaint PR 1726142 aware date 5/16/13, PCA Empty Sterile Lot 21336

The preliminary investigation was not conducted within 3 working days: a historical search was performed on 5/23/13. The complaint was not closed until 7/10/13 and there were no extension request or status reports for the complaint.

4.  Complaint PR 1805374 aware date 7/11/13, PCA Empty Sterile Lot 25176

A MedWatch Report was generated for this complaint (MW5030886) the complaint is currently open, there are no extension request or status reports for the complaint.

5.  Complaint PR 1613935 aware date 2/21/13, PCA Empty Sterile Lot 22292 the complaint is currently open, there are no extension request or status reports for the complaint.

2. Supporting documentation is not documented, attached or cross referenced in the complaint investigation as required by SOP S6100_0027 Product Complaint Handling in Rocky Mount and Medical Device Complaint Investigations Procedure QCP.05.017.

1.  PR 1095836, PR 1095771, PR 610473, PR 1033238, PR 1033246 (product is sterile empty vial) Adverse events to patients were reported in these complaints. The Complaints were deemed not reportable. There is no documentation in the complaint from the Safety MD that the complaints were not reportable.

2.  PR 610473, PR 1033238, PR 1033246 were closed and stated “reported to the FDA via a drug complaint”; however, the drug complaint numbers or other information regarding the drug complaints are not referenced or attached in the complaint investigations.

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 5 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

3.  PR 1931960 dated 9/24/13 is currently open, investigation PR 124483 dated 3/27/13 was open as a trend investigation as a result of the findings in PR 1931960. PR 1931960 is not included in the scope of 124483, it is included in investigation PR 151385 dated 10/31/13. There is no reference, addendum or status update to PR 1931960 to state that it is included in PR 151385.

OBSERVATION 8

Not all complaints have been adequately reviewed  and evaluated to determine whether an investigation is necessary.

Specifically,

1. PR 1095836 dated 11/2/11- In the Event Description  it states “Event reported as patient infection”; further in the Event Description it is noted “the patient expired”. The complaint was given an Experience Code of “299-Reported Injury/Adverse Event” and not “9999” for death.

2.  PR 1095771 dated 11/2/11- A historical review and review of the retain sample was not performed for this complaint as required by SOP S6100_0027 Product Complaint Handling in Rocky Mount effective at the time of the complaint; justification for not completing the reviews was not given. In addition, the complaint was closed because it was thought to be a duplicate complaint (evidence provided in PR 1095836). PR 1095771 is not a duplicate complaint; the patient involved was a male with different initials and date of birth than the patient in PR 1095836.

3.PR 610473 dated 6/9/10, PR 1033238 dated 9/2/11,  PR 1033246 dated 9/2/11- In the Event Description it states  the event was either “Infection” or “Bacterial Infection”. The complaint was given an Experience Code of “6000-Undetermined Device Problem” and not an event code for an adverse event or serious injury.

4. Complaint records for complaints where no investigation  was made (for List 05816, Sterile Empty Vial; List 06021 PCA Empty Sterile) do not include required information.  Not all complaints have been reviewed and evaluated to determine whether an investigation is necessary.

OBSERVATION 9

Document control procedures have not been maintained.

Specifically,

Documents are not controlled in a uniformed manner.

A. Established  procedures contain information on differing subsystems.  For example SOP S6100-0071 dated 12/3/2012,

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 6 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO:  Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

Rocky Mount CAPA Program and Management Review information is included as one procedure.

B.  SOP S6100_0082 dated 9/8/2009, Smart CAPA procedure is in need of revision to actively reflect current usage. The document provides procedural requirements for the SmartCAPA system, which is no longer used and according to management, historical search instruction is the only relevant information in the document.

C.  The firm utilizes the Management Review Certification form in SOP S6100_0071 Rocky Mount CAPA Program & Management Review effective 12/3/12 as referenced in the firm’s Quality Manual. The SOP governing Management Review is the Management Review and Quality Governance Procedure (QCO.0l.001) effective 7/29/13; attachment B of the SOP is the Management Review Certification Form. The firm is not using the current version of the Management Review form for SOP S6100_0071; the form currently used does not cover the same inputs as in QCO.0l.001.

D.  The firm utilizes a practice of attaching interoffice memos to the material specification to denote sampling changes of commodities. Specifications documents and forms are not updated..

E.  Established procedures do not consistently include the chronological history of the document.  For example, S6100_0027 dated 10/14/2013,  Product Complaint Handling in Rocky Mount does not include the effective dates for tracking document changes.

OBSERVATION 10

Procedures for acceptance of incoming product have not been adequately established.

Specifically,  receiving inspection activities are not conducted for components and raw materials received from sister facilities.  CAPA 91847 was opened for this issue on 7/24/2012 and is currently outstanding.  SOP S6114_0053 dated 11/29/2010, Special Programs for Commodities Received from Outside Suppliers, indicates that no testing is required on incoming lots received from other plants.  The current practice is unclear.

OBSERVATION 11

Quality audits have not been performed.

Specifically,

1.  The required areas of the Quality System for medical devices were not audited to determine the effectiveness of the firm’s quality system and with sufficient frequency as determined by the Quality System Regulations and the firm’s SOP S8800_0001 Rocky Mount Training Department Procedure effective 9/9/13 (within a two year period). The following sub systems and elements were not evaluated:

•      Production  & Process Controls: Device Master Records & Device History Files, Statistical Process Controls

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 7 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO:                                 Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

•                       Packaging & Labeling Controls: Design, Change and Control (devices specifically); Package Validation

•                       Material Control: Purchasing, Supplier Management, Materials Management, Component Release, Warehouse/Storing and Product Identification & Traceability (wasn’t discussed for devices only concerning Raw Drug Cage)

•                       Management Controls: Recalls and Documentation & Records (only in the context of Change Controls), Personnel

2. The firm does not conduct timely review of their audits. Specifically, the SVP Aseptic audit dated 6/11-15/12, SVP R2 dated 3/18-22/13 and SVP TS dated 5/7-10/13 have not been closed.

OBSERVATION 12

The results and/or dates of management reviews are not documented.

Specifically, upon review of the data the results and/or dates of management reviews are not documented.

1. January and February 2013 Management Review Meetings were documented to be rescheduled for the next subsequent month, February and March respectively. The note to file dated 2/21/13 states the Management Review Meeting scheduled for 3/21/13 will cover data for December 2012, January and February 2013. A Management Review Meeting was held on 3/27/13; the signed Management Review Certification Form does not state the months of December, January and February were covered.

2. The monthly Site Quality Management Review Meeting was not held as scheduled for November 2012; a note to file was not present to justify the cancellation of the meeting or when the meeting would be rescheduled. The review for the October 2012 period was held on 12/6/12 according to the Management Review Certification Form dated 12/6/12.

3. The minimum required attendees for the following Site Management Review Meetings were not present and a designee was not documented:

12/17/12 Site Compliance Director/Manager

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS Edition OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 8 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta,GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY,STATE,ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

OBSERVATION 13

Procedures for management review have not been adequately established.

Specifically,

For the Management Reviews reviewed in 2013, there is no objective evidence on the Management Review Agendas or the

Management Certification Forms indicating consideration was given to the inputs listed in Table 2 of QCO.0l.001 Management Review & Quality Governance Procedure effective 11/12/12.  The Management Certification Forms lack “N/A” next to the input stating the input is not applicable for the meeting.  In addition the Hospira Inc., Quality Manual for Rocky Mount, NC dated 12/3/12  states which inputs at minimum must be covered at each Management Review Meeting; all listed minimum inputs were not indicated as being covered at each meeting.

For example,

1.  March 27, 2013 and April 18, 2013 Management Review Meetings did not cover the required inputs of Audit Results, Changes that May Affect the Quality Management System, Recommendations for Improvements, Organizational Structure and Adequacy of Staffing noted in the Quality Manual nor was an “N/A” placed on the Management Certification Form and the input was not listed on the Agenda.

2.  The current agendas do not document which inputs were considered for the meetings.

3.  In addition there is a discrepancy between the Management Review Certification Forms and the Management Review Agendas for 2012; the form indicates that all inputs were evaluated for the meetings, however the agendas do not reflect the inputs were evaluated.

4.  REPEAT The firm has not added Risk Management and Design Control/Transfer to the Monthly Management Review Agenda as stated in the firm’s response to Observation 17 on FDA 483 Inspectional Observations dated June 2011. Risk Management and Design Controls are present on the Management Certification Form. To date for 2013 Design Transfer and Risk Management have not been considered or discussed in Management Review Meetings; the inputs were considered for the meetings in 2011 and 2012, but were not discussed in the meetings as evidenced by the agendas.

OBSERVATION 14

Personnel training is not documented.

Specifically,

1. Per the SOP Rocky Mount Training Department Procedure S8800_0001 effective 9/9/13, all training requirements must be completed prior to performing the associated job function.

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 9 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES
FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

A.  Production Operator did not pass the R2 Isolator Gowning Requirements on 2/13/13, do not see a retest. Do not see evidence she took the Foreign Materials Discovery, Identification, and Investigation Initiation Procedures course for the Rocky Mount Product Contact Orientation Training Module; this course is required for all of Rocky Mount Plant Employees.

B.  Director of Operations did not have the ‘Performing and Writing Comprehensive Investigations under the Training for Performing Comprehensive Investigations Module for the Trackwise Requirements for Medium-High Level Investigations Plant Curriculum.

C.  The Regulatory Lead Auditor and Lead External Auditor have not taken the required Regulatory Compliance Department Notification to Management Training. Per SOP S8800_0001 Rocky Mount Training Department Procedure effective 9/9/13 all training requirements must be completed prior to performing the associated job function (pg. 17). Both auditors were auditing for the SVP audits reviewed during this inspection.

D.  The Regulatory Lead Auditor did not have a passing score for the firm’s rDOCS Document Change Order (DCO) Process for Rocky Mount course which is required for the Rocky Mount Electronic Change Control Training. During this period the Regulatory Lead Auditor conducted an audit on the SVP TS business unit (5/7-10/13). The course was not passed until 5/16/13.

OBSERVATION 15

An MDR report was not submitted within 30 days of receiving or otherwise becoming aware of information that reasonably suggests that a marketed device has malfunctioned and would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

Specifically, an initial MedWatch report was filed for leaking PCA vials as a malfunction in March 2012 for delays in critical therapy. Additional complaints of device leaks are documented by the firm; however, they haven’t been reported to the Agency.  For example PR 1305950,1218608, PR 1341411, PR 1218641, PR 1218658, and 1218638 specifically included patient involvement; however, these and other events that occurred after the initial MedWatch report not been filed with to the Agency.

This observation is related to 21CFR Part 803, Medical Device Reporting Regulation

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator.	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 10 OF 11 PAGES

10

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

A. Production Operator did not pass the R2 Isolator Gowning Requirements on 2/13/13, do not see a retest. Do not see evidence she took the Foreign Materials Discovery, Identification, and Investigation Initiation Procedures course for the Rocky Mount Product Contact Orientation Training Module; this course is required for all of Rocky Mount Plant Employees.

B. Director of Operations did not have the ‘Performing and Writing Comprehensive Investigations under the Training for Performing Comprehensive Investigations Module for the Trackwise Requirements for Medium-High Level Investigations Plant Curriculum.

C. The Regulatory Lead Auditor and Lead External Auditor have not taken the required Regulatory Compliance Department Notification to Management Training. Per SOP S8800_0001 Rocky Mount Training Department Procedure effective 9/9/13 all training requirements must be completed prior to performing the associated job function (pg. 17). Both auditors were auditing for the SVP audits reviewed during this inspection.

D. The Regulatory Lead Auditor did not have a passing score for the firm’s rDOCS Document Change Order (DCO) Process for Rocky Mount course which is required for the Rocky Mount Electronic Change Control Training. During this period the Regulatory Lead Auditor conducted an audit on the SVP TS business unit (5/7-10/13). The course was not passed until 5/16/13.

OBSERVATION 15

An MDR report was not submitted within 30 days of receiving or otherwise becoming aware of information that reasonably suggests that a marketed device has malfunctioned and would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

Specifically, an initial MedWatch report was filed for leaking PCA vials as a malfunction in March 2012 for delays in critical therapy. Additional complaints of device leaks are documented by the firm; however, they haven’t been reported to the Agency.  For example PR 1305950, 1218608, PR 1341411, PR 1218641, PR 1218658, and 1218638 specifically included patient involvement; however, these and other events that occurred after the initial MedWatch report not been filed with to the Agency.

The following observation is related to 21CFR Part 803, Medical Device Reporting Regulation

Attachment C
1021343: Hospira, Inc.
4285 Wesleyan Blvd
Rocky Mount, NC 27804
9/30/2013 - 11/15/2013 CDB/KBM
CDB	/s/ CDB	Page 1of 1

EMPLOYEE(S) SIGNATURE
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ CDB
	Katrina B. Mosley, Investigator	/s/ KM	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 10 OF 11 PAGES

DEPARTMENT OF HEALTH AND HUMAN SERVICES

FOOD AND DRUG ADMINISTRATION

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
60 Eighth Street NE	09/30/2013 - 11/15/2013*
Atlanta, GA 30309
(404) 253-1161 Fax: (404) 253-1202	FEI NUMBER
Industry Information: www.fda.gov/oc/industry	1021343

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
TO: Marty R. Nealey, Vice President Operations

FIRM NAME	STREET ADDRESS
Hospira, Inc.	Hwy. 301 N. + 4285 North Wesleyan Blvd.

CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Rocky Mount, NC 27804	Medical Device Manufacturer

Observation Annotations

Observation 1: Observation 3: Observation 5: Observation 7: Observation 9: Observation 11: Observation 13: Observation 15:	Promised to correct. Under consideration. Promised to correct. Promised to correct. Promised to correct. Promised to correct. Promised to correct. Promised to correct.	Observation 2: Observation 4: Observation 6: Observation 8: Observation 10: Observation 12: Observation 14:	Promised to correct. Promised to correct. Reported corrected, not verified. Promised to correct. Promised to correct. Promised to correct. Promised to correct.

*DATES OF INSPECTION:

09/30/2013(Mon), 10/01/2013(Tue), 10/02/2013(Wed), 10/03/2013(Thu), 10/04/2013(Fri), 11/04/2013(Mon), 11/05/2013(Tue), 11/06/2013(Wed), 11/07/2013(Thu), 11/08/2013(Fri), 11/12/2013(Tue), 11/13/2013(Wed), 11/15/2013(Fri)

	EMPLOYEE(S) SIGNATURE		DATE ISSUED
SEE REVERSE OF THIS PAGE	Claudette D. Brooks, Investigator	/s/ Claudette D. Brooks
	Katrina B. Mosley, Investigator	/s/ Katrina B. Mosley	11/15/2013

FORM FDA 483 (09/08)	PREVIOUS EDITION OBSOLETE	INSPECTIONAL OBSERVATIONS	PAGE 11 OF 11 PAGES